UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2016
 ______________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 16, 2016, TerraForm Power, Inc. (the “Company”) issued a press release announcing that it had posted a presentation to the Investor section of its website containing certain preliminary unaudited summary financial information for the second quarter of 2016. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the preliminary unaudited summary financial information is attached hereto as Exhibit 99.2. The preliminary unaudited summary financial information should be read in conjunction with the risk factors the Company previously furnished to the Securities and Exchange Commission as an exhibit to its Current Report on Form 8-K on July 26, 2016. The preliminary unaudited financial information may change materially as a result of the completion of the audit of, and completion of quarterly review procedures with respect to, the Company’s financial results. The preliminary unaudited financial information does not represent a complete picture of the Company’s financial position, results of operations or cash flows and is not a replacement for full financial statements prepared in accordance with U.S. GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 16, 2016, titled “TerraForm Power Provides Preliminary 2Q 2016 Summary Results”
99.2	Slide Deck, dated September 16, 2016, titled “TerraForm Power Preliminary Summary Results for 2Q 2016”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: September 16, 2016	By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated September 16, 2016, titled “TerraForm Power Provides Preliminary 2Q 2016 Summary Results”
99.2	Slide Deck, dated September 16, 2016, titled “TerraForm Power Preliminary Summary Results for 2Q 2016”